CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Nov. 30, 2012	Nov. 30, 2011
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowance for doubtful accounts (in dollars)	$ 160	$ 148
Common shares, par value (in dollars per share)	$ 0.01	$ 0.01
Common shares, authorized shares	70,000	70,000
Common shares, issued shares	27,024	27,568
Common shares, outstanding shares	27,024	27,568